UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                  CURRENT REPORT

                        Pursuant to Section 13 OR 15(d) of
                        The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 3, 2005


                              FUEL CORPORATION OF AMERICA
        (Exact name of small business issuer as specified in its charter)

             NEVADA                                        88-0299716
(State or other jurisdiction of                (IRS Employer Identification No.)
 incorporation or organization)

                      1608 W. 2225 S. Woods Cross, UT 84087
                    (Address of principal executive offices)

                                 (801) 295-3400
                          (Issuer's telephone number)


          (Former name or former address, if changed since last report.)

Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.                 Exhibit Description
-----------                 -------------------

   99                       Press Release

* Summaries of any exhibit are modified in their entirety by this reference to each exhibit.

Item 9.  Regulation FD Disclosure

See Exhibit 99, Press Release dated June 3, 2005, a copy of which is attached hereto and incorporated herein by reference.

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      FUEL CORPORATION OF AMERICA


Date: June 9, 2005
                                      /s/ Jeff Jenson
                                      -----------------------
                                      Jeff Jenson
                                      President